Equity Offerings and Sale of Series A Preferred Units (Tables)	12 Months Ended
Dec. 31, 2018
Equity Offerings and Sale of Series A Preferred Units
Schedule of Equity Offerings

Equity Offerings

	2018	January 2017	November 2017		Total 2017	2016
(U.S. Dollars in thousands)	Offering	Offering	Offering		Offering	Offering
Gross proceeds received	$—	$56,125	$66,936	(1)	$123,061	$—
Less: Underwriters’ discount	—	925	660		1,585	—
Less: Offering expenses	—	300	230		530	—
Net proceeds received	$—	$54,900	$66,046		$120,946	$—
(1)	Includes the General Partner’s 1.85% proportional capital contribution.

Schedule of Sale of Series A Preferred Units

Sale of Series A Preferred units

	February 2017	June 2017	Total
	Series A	Series A	Series A
(U.S. Dollars in thousands)	Preferred Units	Preferred Units	Preferred Units
Gross proceeds received	$50,000	$40,000	$90,000
Less: Fee	1,000	1,000	2,000
Less: Expenses	386	150	536
Net proceeds received	$48,614	$38,850	$87,464